UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 12, 2006
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)


      Michigan                         001-32428                30-0030900
(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                          Identification No.)


                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On October 12, 2006, the Registrant announced the election of Gerald Stein as a director. Mr. Stein has been classified as a Class II director with a term expiring at the 2008 Annual Meeting of Shareholders. Mr. Stein will also serve as a member of the Registrant's Audit, Compensation and Nominating Committees. A news release is attached as Exhibit 99.1 and is incorporated by reference.

     Mr. Stein began his professional career at Motorola, where he planned and established a worldwide distribution and manufacturing organization for the company's 2-way radio communications product line. His responsibilities included international market development, licensing and product development and joint venture start-up programs. Subsequently, as Senior Vice President of Allied Tube & Conduit, a $750 million manufacturer of mechanical tubing, he created a fence and fire protection sprinkler division. In addition, he built an international organization, created and developed unique products--particularly in the defense industry, and initiated lobbying efforts to bring about government control of steel imports. He was instrumental in the sale of the company to Tyco Industries in 1986. Currently, Mr. Stein is president of Marketing Business Implementers, Inc. a Chicago based company he founded in 1989. This company performs business evaluations and develops marketing strategies for manufacturers and distributors of industrial steel products.

Item 9.01 Financial Statements and Exhibits

     Exhibit No. Description

     99.1 News release dated October 17, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TARPON INDUSTRIES, INC.

                             Date: October 17, 2006


                             By:s/s James W. Bradshaw
                                --------------------------------------------
                                James W. Bradshaw
                                Chief Executive Officer

Exhibit 99.1 News release dated October 17, 2006



         Tarpon Industries Appoints Industry Veteran Gerald J. Stein to
                               Board of Directors

MARYSVILLE, MI----October 17, 2006 -- Tarpon Industries, Inc. (AMEX:TPO), a manufacturer and distributor of structural and mechanical steel tubing and engineered steel storage rack systems, today announced the appointment of Gerald
J. Stein to the Board of Directors, and as a member of the board's audit, compensation and nominating committees. With this appointment, the audit committee now has three outside members, and the company is in compliance with this requirement of the American Stock Exchange pursuant to the Amex Company Guide (Guide), Section 121(B)(2)(a).

"Gerald Stein has over forty years experience in business operations, market development, licensing, lobbying and trade relations, and is recognized as a visionary and pioneer in our industry, particularly in the area of product development and marketing," said James W. Bradshaw, Tarpon chairman and chief executive officer. "We are fortunate to have him as a member of the Tarpon board and look forward to benefiting from his counsel and expertise."

Mr. Stein began his professional career at Motorola, where he planned and established a worldwide distribution and manufacturing organization for the company's 2-way radio communications product line. His responsibilities included international market development, licensing and product development and joint venture start-up programs.

Subsequently, as Senior Vice President of Allied Tube & Conduit, a $750 million manufacturer of mechanical tubing, he created a fence and fire protection sprinkler division. In addition, he built an international organization, created and developed unique products--particularly in the defense industry, and initiated lobbying efforts to bring about government control of steel imports. He was instrumental in the sale of the company to Tyco Industries in 1986.

Currently, Mr. Stein is president of Marketing Business Implementers, Inc. a Chicago based company he founded in 1989. This company performs business evaluations and develops marketing strategies for manufacturers and distributors of industrial steel products.

Tarpon Industries, Inc.

Tarpon Industries, Inc., through its wholly owned subsidiaries within the United States and Canada, manufactures and sells structural and mechanical steel tubing and engineered steel storage rack systems. The company's mission is to become a larger and more significant manufacturer and distributor of structural and mechanical steel tubing, engineered steel storage rack systems and related products. For more information, please visit Tarpon's website at http://www.tarponind.com.

Forward-Looking Statements

Certain statements made by Tarpon in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and those of our customers, the presence of downturns in customer markets where the company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.

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